Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

333-72042    HV-3573 - PremierSolutions Chicago Public Schools
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Supplement dated September 26, 2023 to your Prospectus dated May 1, 2023
This Supplement dated September 26, 2023 amends certain information contained in the Prospectus dated May 1, 2023.
Appendix A – Underlying Funds
Effective immediately, the Current Expenses for the Invesco Small Cap Value Fund– Class A, Invesco Technology Fund– Investor Class, and Invesco Value Opportunities Fund– Class A shown in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2023 are updated as follows.
All other information contained in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2023 remains unchanged.
FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR (or since inception)	10 YEAR (or since inception)
US Fund Small Value	Invesco Small Cap Value Fund - Class A Adviser: Invesco Advisers, Inc. Subadviser: N/A	1.10%	4.32%	9.26%	11.87%
US Fund Technology	Invesco Technology Fund - Investor Class Adviser: Invesco Advisers, Inc. Subadviser: N/A	1.00%	-39.95%	6.19%	10.26%
US Fund Mid-Cap Value	Invesco Value Opportunities Fund - Class A Adviser: Invesco Advisers, Inc. Subadviser: N/A	1.09%	1.35%	8.61%	10.21%
This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2023. Please read this Supplement carefully and retain it for future reference.

2023-PROSUPP-31-HV3573